EXHIBIT 10.1

FINANCIAL SECURITY PLAN

OF

CHAPARRAL STEEL COMPANY

(As adopted effective July 21, 2005)

FINANCIAL SECURITY PLAN

OF

CHAPARRAL STEEL COMPANY

TABLE OF CONTENTS

Article	Subject	Page
1	Definitions	1

2	Eligibility and Membership	4

3	Retirement Benefit and Benefit Upon Separation from Service	4

4	Death Benefit	6

5	Disability	7

6	Beneficiary	8

7	Source of Benefits	8

8	Termination of Employment	9

9	Termination of Participation	10

10	Termination, Amendment, Modification, or Supplement of Plan	10

11	Other Benefits and Agreements	11

12	Restrictions on Alienation of Benefits	11

13	Administration of the Plan	11

14	Non-Compete	13

15	Miscellaneous	13

16	Named Fiduciary and Claims Procedure	14

17	Adoption of Plan by Subsidiary, Affiliated or Associated Companies	17

18	IRC Section 409A—No Material Modification	17

	Appendix	19

Annex I	Election to Participate	27

Annex II	Plan Agreement	28

Annex III	Beneficiary Designation	40

FINANCIAL SECURITY PLAN

OF

CHAPARRAL STEEL COMPANY

INTRODUCTION

The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated employees who contribute materially to the continued growth, development and future business success of the Company and its Subsidiaries.

The Company has established this Plan pursuant to Section 5.18(b)(i) of that certain Separation and Distribution Agreement, dated July 6, 2005, between the Company and Texas Industries, Inc. (the “Separation Agreement”). As of the Effective Date, this Plan shall provide for the payment of benefits as provided in the Separation Agreement which accrued prior to the Effective Date in the TXI Financial Security Plan (the “TXI FSP”) with respect “Chaparral Business Employees” as that term is defined in the Separation Agreement.

The provisions of this Plan are modified as set forth in the Appendix to this Plan to preserve certain of the provisions of the TXI FSP, as in effect immediately prior to the Effective Date, for certain Transfer Participants

Article 1

Definitions

For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

“Administrative Committee” shall mean those members of the Committee appointed pursuant to Section 13 for the purpose of administering this Plan with respect to Participants who are not Executive Officers of the Company.

“Beneficiary” shall mean the person(s) or the estate of a Participant entitled to receive any benefits under this Plan upon the death of a Participant.

“Beneficiary Designation” shall mean the form of written agreement, attached hereto as Annex III, by which a Participant designates Beneficiary(ies); provided that a Transfer Participant’s Beneficiary Designation with respect to the TXI FSP as in effect immediately prior to the Effective Date shall apply to this Plan until the Transfer Participant amends or revokes such Beneficiary Designation.

“Cause” shall mean any action involving willful malfeasance or gross negligence or material non-feasance.

“Committee” shall mean (i) with respect to Participants who are not Executive Officers, the administrative committee appointed to manage and administer this Plan in accordance with the provisions of Article 13 of this Plan, and (ii) with respect to Executive Officers of the Company, the Board of Directors of the Company or a committee of directors selected by the Board of Directors;

provided, however, all actions taken by the Board of Directors or a committee of directors selected by the Board of Directors with respect to this Plan and Executive Officers must comply with the applicable requirements of any listing agreement pursuant to which the securities of the Company are listed and registered or admitted to unlisted trading privileges on a securities exchange or consolidated transactions reporting system.

“Company” shall mean Chaparral Steel Company, a Delaware corporation.

“Covered Salary” shall mean that portion of a Participant’s base annual salary excluding bonuses or other fringe benefits, if any, which the Participant chooses in the Participant’s Plan Agreement as a basis for computation of the Retirement or Death Benefit pursuant to the terms and conditions of this Plan.

“Early Retirement Benefit” shall mean the benefit as described in Section 3.2.

“Early Retirement Date” shall be, with the approval of the Committee, the first day of the month following the month in which the Participant attains his or her fifty-fifth (55th) birthday and has Qualified.

“Effective Date” shall mean July 29, 2005.

“Election to Participate” shall mean the form of written agreement that will be executed and entered into between a Participant and Employer specifying the amount of annual compensation to be deferred immediately following the date of execution of the Election to Participate and continuing thereafter under the terms of this Plan; provided that a Transfer Participant’s Election to Participate with respect to the TXI FSP as in effect immediately prior to the Effective Date shall apply to this Plan, substituting the Company for the “employer” defined therein, until the Transfer Participant amends or revokes such Election to Participate.

“Employee” shall mean any person who is an officer of the Company and/or who is in the regular full time employment of the Company or one of its Subsidiaries as determined by the personnel rules and practices of the Company or the Subsidiary. The term does not include persons who are retained as consultants or other independent contractors.

“Employer” shall mean the Company and any Subsidiary having one or more Employees who are eligible to participate in this Plan and have been selected by the Committee to participate. Where the context dictates, the term “Employer” as used herein refers to a particular Employer which has entered into an Election to Participate and a Plan Agreement with a specific Participant.

“Executive Officers” shall mean (i) the persons designated as “Executive Officers” by the Board of Directors of the Company and (ii) those persons described in Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended.

“Death Benefit” shall mean any benefit to which a Participant is entitled as described in Article 4.

“Deferrals” shall mean those amounts as set forth in the Participant’s Election to Participate (Annex I) and Plan Agreement (Annex II).

“Normal Retirement Date” shall be the first day of the month following the month in which the Participant attains his or her sixty-fifth (65th) birthday.

“Participant” shall mean an Employee who is selected by the Committee and elects to participate in this Plan as provided in Article 2 hereof. Notwithstanding the foregoing, each person who is a Transfer Participant shall be a Participant in this Plan on the Effective Date.

“Plan” shall mean the Financial Security Plan of Chaparral Steel Company, which shall be evidenced by this instrument and by each Election to Participate and Plan Agreement.

“Plan Agreement” shall mean the written agreement in the form attached hereto as Annex II, which is entered into by and between an Employer and a Participant; provided that a Transfer Participant’s Plan Agreement with respect to the TXI FSP as in effect immediately prior to the Effective Date shall apply to this Plan, substituting the Company for the “employer” defined therein, until the Transfer Participant amends or revokes such Plan Agreement.

“Qualified” or “Qualification” shall mean (except as otherwise designated by the Board of Directors of the Company with respect to benefits accrued hereunder after the Effective Date) the status achieved by a Participant who participates in this Plan for at least five (5) consecutive years in accordance with the provisions of this Plan and the Participant’s Plan Agreement. A Transfer Participant’s participation in the TXI FSP shall be considered as participation in this Plan for purposes of this definition with respect to the Transfer Participant.

“Retirement” and “Retire” shall mean severance from employment with the Company and all Employers at or after the attainment of sixty-five (65) years of age after having Qualified, or with the consent of Employer after having Qualified and the attainment of fifty-five (55) years of age.

“Retirement Benefit” shall mean any benefit to which a Participant is entitled as described in Article 3.

“Subsidiary” shall mean any business organization in which the Company, directly or indirectly, owns an ownership interest, excluding ownership interests the Company may hold in its fiduciary capacity as trustee or otherwise, and any other business organization that the Board of Directors designates as a Subsidiary for purposes of this Plan.

“Transfer Participant” shall mean a person who is a Chaparral Business Employee, as that term is defined in the Separation Agreement, whose benefit under the TXI FSP has been assumed by the Company pursuant to Section 5.18(b)(ii) of the Separation Agreement.

The terms defined in Articles 8 and Section 15.2 shall have the meaning assigned to said terms therein.

Article 2

Eligibility and Membership

2.0	The Committee shall have the sole discretion to determine the Employees who are eligible to become Participants in accordance with the purpose of this Plan.

2.1	As a condition of participation, each Employee offered participation shall complete, execute and return to the Committee an Election to Participate in the form attached hereto as Annex I and a Plan Agreement in the form attached hereto as Annex II and comply with such further conditions as may be established by and in the sole discretion of the Committee and by the execution of such documents a Participant shall agree that all amounts deferred thereby shall be irrevocably deferred and that in lieu thereof the Participant shall be entitled solely to the benefits provided under this Plan. Such Plan Agreement and Election to Participate shall be completed and returned to the Committee at the time specified thereby.

Article 3

Retirement Benefit and Benefit Upon

Separation from Service

3.0	If a Participant who has remained an Employee until age sixty-five (65), has Qualified, and then Retires, and if this Plan and the Participant’s Plan Agreement have been kept in force, Employer will pay to such Participant and/or Participant’s Beneficiary the total amount specified in the Plan Agreement as a Retirement Benefit.

Such total amount will be divided into Part A and Part B:

(a)	Part A shall be designated as the annual Retirement Benefit, shall be forty-five percent (45%) of the annual Covered Salary as set forth in the Participant’s Plan Agreement and will be paid in equal monthly installments as specified in the Participant’s Plan Agreement. Such benefit shall commence effective on the first day of the month following such Retirement and continue for the life of Participant. If Participant shall die before receiving one hundred and eighty (180) monthly payments, said Retirement Benefit shall continue to be paid to Participant’s Beneficiary until a total of one hundred and eighty (180) installments, including those paid to Participant, have been paid.

(b)	Part B shall be designated as the Post Retirement Death Benefit, shall be twenty-five percent (25%) of the annual Covered Salary as set forth in the Participant’s Plan Agreement and will be paid to Participant’s Beneficiary upon the death of Participant following the retirement of such Participant.

A Participant may irrevocably elect, no later than the twelve (12) months prior to his or her Normal Retirement Date, to receive his or her Part A, annual Retirement Benefit, as specified in this Section 3.0(a), in an actuarially equivalent amount, such amount and duration of payment to be determined by the Committee, in its sole discretion, and such determination shall be conclusive. Such election shall be requested by Participant and approved by the Committee in a newly executed Plan Agreement. Part B, Post Retirement Death Benefit, as specified in this Section 3.0 shall be paid upon the death of Participant following the retirement of such Participant.

3.1	A Participant who continues employment after age sixty-five (65) may remain a Participant in this Plan with consent of Employer. When such Participant retires, payments shall be made in accordance with Section 3.0 above. If a Participant elects to continue employment beyond age 65, the Committee, and only the Committee, will specify the amount of his or her Retirement Benefit, which shall be no less than those set forth in Section 3.0 and Item 2 of Participant’s Plan Agreement and which shall be evidenced by a new Plan Agreement to be executed by the Participant.

3.2	The Committee, in its sole discretion, may permit a Participant who is Qualified to receive an Early Retirement Benefit commencing at any time after the Participant’s Early Retirement Date, but before his or her attainment of age sixty-five (65). In such event, his or her Early Retirement Benefit shall be the Part A Retirement Benefit set forth in the Participant’s Plan Agreement multiplied by a fraction, which shall not exceed one (1), the numerator of which is the number of whole years between the date Participant entered into this Plan (or the TXI FSP in the case of a Transfer Participant) and his or her Early Retirement Date and the denominator of which is the number of whole years between the date Participant entered into this Plan (or the TXI FSP in the case of a Transfer Participant) and his or her sixty-fifth (65th) birthday. The said amount shall be the only benefit to which such Participant shall be entitled prior to his or her death and shall be paid in accordance with Section 3.0 (a) above. Part B, the Post Retirement Death Benefit, shall be calculated in accordance with the formula as stated in this Section 3.2 and paid to Participant’s Beneficiary at the time of Participant’s death following the retirement of such Participant.

3.3	No Death Benefit as defined in Article 4 shall be paid to the Beneficiary of a Participant who dies after Retirement but before the Retirement Benefit is paid in full.

3.4	Except as set forth in Section 8, an Employee who ceases to be a Participant before Qualification except as a result of death, Retirement or total disability within the meaning of Section 5, shall be entitled to no benefit, and Employer shall have no other obligation to such Participant.

3.5	A Participant who ceases to be a Participant after Qualification but before his or her Retirement Date (other than as a result of early retirement pursuant to Section 3.2 or as a result of death), shall receive a deferred termination benefit which will be a portion of his or her Retirement Benefit upon the earlier of (a) death or (b) attainment of age sixty-five (65). Said portion shall be the amount of the Part A and Part B Retirement Benefit set forth in his or her Plan Agreement multiplied by a fraction, which shall not exceed one (1), the numerator of which is the number of whole years between the date Participant entered into this Plan (or the TXI FSP in the case of a Transfer Participant) and the date Employee ceases to be a Participant as aforesaid and the denominator of which is the number of whole years between the date Participant enters into this Plan (or the TXI FSP in the case of a Transfer Participant) and his or her sixty-fifth (65th) birthday. The said reduced amount shall be the only benefit to which such Participant shall be entitled and shall be paid in accordance with Section 3.0, above, if Participant lives to his or her sixty-fifth (65th) birthday. If Participant should die before attaining his or her sixty-fifth (65th) birthday, said prorated Part B Post Retirement Death Benefit shall be paid to Participant’s Beneficiary upon the death of Participant and said prorated Part A Retirement Benefit shall commence upon death of Participant and be paid to Participant’s Beneficiary for one hundred and eighty (180) months.

Notwithstanding the foregoing provisions of this Section 3.5, a Participant who ceases to be an Employee after Qualification due to Cause shall not be entitled to any benefits under this Plan, and Employer shall have no obligation to such Participant.

Article 4

Death Benefit

4.0	If a Participant dies before Retirement and this Plan is in effect at the time, Employer will pay or cause to be paid a Death Benefit to such Participant’s Beneficiary. The said Death Benefit shall be the greater of the amount due pursuant to the provisions of Section 3.2 or one hundred percent (100%) of the Participant’s Covered Salary as set forth in the Participant’s Plan Agreement for the first twelve (12) months after such death and fifty percent (50%) of the said Covered Salary for the next one hundred and eight (108) months or until the Participant would have attained aged sixty-five (65), whichever is later. Such payments shall commence as of the first day of the month following the date of death after notification of death has been given to Employer.

4.1	The obligation of Employer to pay the Death Benefit shall exist only if:

(a)	at the time of death the Participant was an Employee, totally disabled, or on an authorized leave of absence;

(b)	the Plan Agreement was in force on the date of death;

(c)	the Participant’s death was not a result of suicide within two years after the date of the Participant’s original Plan Agreement, or within two years of the date of any subsequent Plan Agreement which is the result of additional benefits granted because of an increase in Participant’s Covered Salary, but the amount of the Death Benefit which Employer shall not be obligated to pay shall be limited to additional benefits granted within two years prior to the date of such suicide;

(d)	the Participant’s death was determined not to be from a bodily or mental cause or causes, the information about which was withheld, or knowingly concealed, or falsely provided by the Participant when requested by Employer to furnish evidence of good health upon the Participant’s enrolling in this Plan (or the TXI FSP in the case of a Transfer Participant) or for any increments of the Participant’s Covered Salary, but the amount of the Death Benefit which Employer shall not be obligated to pay shall be limited to additional benefits granted within two years prior to the date of such last increment of Covered Salary; and

(e)	proof of death in such form as determined acceptable by the Committee is furnished.

4.2	In the event a Participant’s employment with Employer is terminated (i) prior to Qualification or (ii) after Qualification due to Cause, the Participant will be due no benefit from this Plan, and Employer shall have no obligation to such Participant.

4.3	Each Participant shall defer an amount of his or her compensation in such amounts and at such times as shall be determined by Participant and approved by the Committee, and the Committee may change the amount of such deferral in connection with changes in the level of participation selected by a Participant. A Participant’s obligation to defer an amount of his or her compensation in accordance with this Section 4.3 shall commence on the date his or her Plan Agreement and Election to Participate become effective, and shall continue thereafter during the term of his or her Plan Agreement and Election to Participate or until the earlier of termination of employment, age 65 or as provided in Section 5. A Participant shall have the right to increase or decrease the amount of his or her participation initially selected by him or her by amending his or her Plan Agreement and Election to Participate in accordance with the rules adopted by the Committee for this purpose.

4.4	A Participant shall, in his or her Plan Agreement and Election to Participate, authorize Employer to defer an amount of such Participant’s compensation equal to the amount specified pursuant to Section 4.3.

4.5	The amount of each Participant’s compensation deferred pursuant to Sections 4.3 and 4.4 shall be and remain solely the property of Employer, and a Participant shall have no right thereto, nor shall Employer be obligated to use such amounts in any specific manner.

Article 5

Disability

5.0	A Participant who, prior to Retirement, is totally disabled for more than six (6) months shall remain a Participant in this Plan so long as he or she remains totally disabled, but only if:

(a)	the Participant’s disability is not caused by illegal or criminal acts or is not intentionally self-inflicted,

(b)	the Participant’s Plan Agreement is in force and effect at the time of such total disability, and

(c)	the Participant’s Deferrals as set forth in Article 4 are continued during the first six (6) months of the disability.

5.1	If a Participant’s disability continues after six (6) months, Participant’s deferrals as set forth in Article 4 will be waived during the period of Participant’s disability.

5.2	If a Participant, while disabled, dies prior to Retirement, the Death Benefit provided in Article 4 shall be paid in accordance with the provisions of that Article.

5.3	If a Participant, while disabled, attains age sixty-five (65) and has Qualified, the Retirement Benefit provided in Article 3 shall be paid in accordance with the provisions of that Article.

5.4	The determination of what constitutes total disability and recovery therefrom for purposes of this Article shall be made by the Committee, in its sole discretion, and such determination shall be conclusive.

Article 6

Beneficiary

6.0	A Participant shall designate his or her Beneficiary to receive benefits under this Plan by completing the Beneficiary Designation. If more than one Beneficiary is named, the shares and preference of each shall be indicated.

6.1	A Participant shall have the right to change the Beneficiary by submitting to the Committee a new Beneficiary Designation.

6.2	Beneficiary Designations must be acknowledged in writing by the Committee. However, upon the Committee’s acknowledgement of approval, the effective date of the Beneficiary Designation shall be the date such was executed by the Participant.

6.3	If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, it shall have the right to withhold such payments until the matter is finally adjudicated.

6.4	Any payment made by Employer in accordance with this Plan in good faith shall fully discharge Employer from all further obligations with respect to such payment.

Article 7

Source of Benefits

7.0	Amounts payable to a Participant shall be paid exclusively from the general assets of Employer.

7.1	No person entitled to any payment shall have any claim, right, security or other interest in any asset of Employer. Participant also understands and agrees that his or her participation, in any way, in the acquisition of any general asset by Employer shall not constitute a representation to Participant, his or her designated Beneficiary, or any person claiming through the Participant that any of them has a special or beneficial interest in such general asset.

7.2	Employer’s liability for the payment of benefits shall be evidenced only by this Plan and each Plan Agreement entered into between Employer and a Participant.

7.3	Employer shall require that a Participant furnish evidence of good health when enrolling for any increment of the Participant’s Covered Salary. The Participant agrees to cooperate by:

(a)	furnishing such information as Employer may require, including but not limited, to physical examinations reports of any previous employer;

(b)	taking such additional physical examinations as may be requested by Employer; and

(c)	doing any other act which may be requested by Employer.

(d)

7.4	Notwithstanding the foregoing, if, prior to Participant’s initial participation in this Plan, Employer makes application for life insurance on Participant’s life and Participant cannot provide evidence of good health at standard rates or for the amounts initially contemplated in connection with his or her participation in this Plan, Employer may, at its sole discretion, permit the Participant to participate herein for such benefits and upon such deferral of his or her compensation as Employer may, in its sole discretion, deem appropriate.

7.5	If the Participant does not cooperate in complying with any requirements under Section 7.3, Employer shall have no further obligation to Participant under this Plan except as to any benefits previously granted.

Article 8

Termination of Employment

Neither this Plan nor any Plan Agreement, either singly or collectively, obligates Employer to continue the employment of a Participant or limits the right of Employer at any time and for any reason to terminate a Participant’s employment. In no event shall this Plan or the Participant’s Plan Agreement, either singly or collectively, by their terms or implications constitute an employment contract of any nature whatsoever between Employer and a Participant. Notwithstanding the foregoing, or anything to the contrary contained in Article 3, if, during the time this Plan or the Participant’s Plan Agreement are in force, the shareholders of the Company shall, as required by Article Fifteenth of the Company’s Certificate of Incorporation, approve any of the transactions set forth in Paragraph A of said Article (a “Change of Control Event”), and:

(a)	Participant gives Employer thirty (30) days prior written notice at any time during the one (1) year period next succeeding the Change of Control Event of his or her election to terminate his or her employment with Employer at the expiration of said thirty (30) day notice period; or

(b)	at any time during the two (2) year period next succeeding such Change of Control Event,

(i)	the Participant’s employment with Employer is terminated for any reason other than

(a)	the Participant’s death;

(b)	the Participant shall become permanently disabled within the meaning of, and begins actually to receive disability benefits pursuant to, the long-term disability plan in effect with respect to the Participant immediately prior to the Change of Control Event; or

(c)	for Cause; or

(ii)	this Plan or the Participant’s Plan Agreement shall be canceled or terminated by Employer or its successor for any reason;

then, upon such termination of employment or, if such be the case, immediately prior to the cancellation or termination of this Plan or the Participant’s Plan Agreement (both such events being hereinafter referred to as a “Termination Event”),

(a)	Participant shall be deemed to be fully vested in the Retirement Benefit, without reduction, by reason of Participant’s age at the time of any such Termination Event, due Participant pursuant to Article 3 hereof as if Participant had attained the age of sixty-five (65) and is Qualified; and

(b)	such payments of such Retirement Benefit shall be made in accordance with Article 3 hereof commencing with the first day of the calendar month next following the month in which such Termination Event shall occur.

Article 9

Termination of Participation

9.0	A Participant may terminate participation in this Plan and the Participant’s Plan Agreement at his or her election at any time by giving Employer written notice of such termination not less than thirty (30) days prior to the date the Participant selects for termination.

9.1	Participants who elect to terminate participation in this Plan but before eligibility for Retirement will be entitled to the same benefits as a Participant who ceases to be an Employee as described in Section 3.5.

Article 10

Termination, Amendment, Modification or Supplement of Plan

10.0	Subject to the provisions of Section 10.2 and Article 8,

(a)	Employer reserves the right to terminate this Plan.

(b)	Employer reserves the right to totally or partially amend, modify or supplement this Plan at any time.

(c)	Employer reserves the right to terminate the Plan Agreement of an Employee.

(d)	The Committee has the right to terminate, amend, modify or supplement this Plan or terminate any Plan Agreement.

10.1	No action to terminate, amend, modify or supplement this Plan or terminate any Plan Agreement shall be taken except upon written notice to each Participant to be affected thereby not less than thirty (30) days prior to such action.

10.2	Neither Employer nor the Committee shall take action to terminate this Plan or a Plan Agreement with respect to a Participant or his or her Beneficiary after entitlement to any benefits pursuant to Article 3, Article 4, Article 5, or Article 8 of this Plan has occurred.

10.3	Upon the termination of this Plan or any Plan Agreement, neither this Plan nor the Plan Agreement shall be of any further force and effect and no party shall have any further obligation under either this Plan or Plan Agreement so terminated, except as may be provided for in Section 3.5 and Article 8 hereof.

Article 11

Other Benefits and Agreements

The benefits provided for a Participant and Participant’s Beneficiary under this Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of Employer and this Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided. Benefits under this Plan shall not be considered compensation for the purpose of computing contributions or benefits under any plan maintained by the Company or any of its Subsidiaries which is qualified under Section 401(a) and 501(a), Internal Revenue Code of 1986, as amended.

Article 12

Restrictions on Alienation of Benefits

Except to the extent a Participant may designate a Beneficiary and such Beneficiary acquires rights under this Plan or a Plan Agreement, no right or benefit under this Plan or a Plan Agreement shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or change, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or change the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contract, liabilities, or torts of the person entitled to such benefit.

Article 13

Administration of this Plan

13.0	The general administration of this Plan, as well as construction and interpretation thereof, shall be vested in the Committee. The member of the Administrative Committee shall be designated and appointed from time to time by, and shall serve at the pleasure of the President of the Company. Any member of the Committee may resign by notice in writing filed with the Secretary of the Committee. Each person appointed a member of the Committee shall signify his or her acceptance by filing a written acceptance with the Secretary of the Committee.

13.1	The Committee shall appoint a Secretary who need not be a member of the Committee. The Secretary shall keep minutes of the proceedings of the Committee and all data, records and documents relating to the administration of this Plan by the Committee. The Committee may appoint from its number such subcommittees with such powers as the Committee shall determine and may authorize one or more members of the Committee or any agent to execute or deliver any instrument or make any payment on behalf of the Committee; provided, however, nothing contained herein will authorize the Committee to take any action that would violate or conflict with the applicable requirements of any listing agreement pursuant to which the securities of the Company are listed and registered or admitted to unlisted trading privileges on a securities exchange or consolidated transaction reporting system.

13.2	All resolutions or other actions taken by the Administrative Committee shall be by the vote of a majority of those present at a meeting at which a majority of the members are present, or in writing by all the members in office at the time if they act without a meeting.

13.3	Subject to the provisions of this Plan, the Committee shall have full authority from time to time to establish, modify and rescind rules, forms and procedures for the administration of this Plan, to interpret this Plan, to determine each Employee who shall participate in this Plan and to determine the terms and provisions of each Plan Agreement and the form of each Plan Agreement and to decide any and all matters arising thereunder or in connection with the administration of this Plan. The Committee shall have the exclusive right to, among other subjects, determine (a) disability in respect to a Participant, and (b) the degree thereof, either or both determinations to be made on the basis of such medical and/or other evidence as the Committee, in its sole judgment, may require. All decisions, actions and records of the Committee shall be conclusive and binding upon Employer, the Participants and all persons having or claiming to have any right or interest in or under this Plan.

13.4	The members of the Committee and the officers and directors of the Company shall be entitled to rely on all certificates and reports made by any duly appointed accountants or legal counsel retained by the Company or the Committee. Such legal counsel may be counsel for the Company.

13.5	No member of the Administrative Committee shall be liable for any act or omission of any other member of the Administrative Committee, nor for any act or omission on his or her own part, excepting only his or her own willful misconduct. The Company shall indemnify and save harmless each member of the Administrative Committee, while serving on the Administrative Committee and at all times thereafter, against any and all expenses and liabilities arising out of his or her membership on the Administrative Committee, excepting only expenses and liabilities arising out of his or her own willful misconduct. Expenses against which a member of the Administrative Committee shall be indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees and related charges reasonably incurred in connection with a claim asserted or a proceeding brought or settlement thereof. The foregoing right of indemnification shall be in addition to any other rights to which any such member may be entitled as a matter of law or otherwise.

13.6	In addition to the powers hereinabove specified, the Committee shall have the power to compute and certify under this Plan the amount and kind of benefits from time to time payable to Participants and their Beneficiaries and to authorize all disbursements for such purposes.

13.7	To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters relating to the compensation of all Participants, their Retirement, death or other cause for termination of employment, and such other pertinent facts as the Committee may require.

13.8	The Committee shall also have the power, in its sole discretion, to change the manner and time of payments to be made to a Participant or his or her Beneficiary from that set forth in the Participant’s Plan Agreement, if requested to do so by such Participant or Beneficiary.

Article 14

Non-Compete

Employee agrees that, following termination of his or her employment with Employer for any reason other than voluntary termination pursuant to Article 8, Employee shall not, for a period of two (2) years after the date of such termination of employment, directly or indirectly, carry on or conduct, in competition with Employer, any business of the nature in which Employer is then engaged, and of the nature in which Employee was employed by Employer for any portion of the period of two years immediately prior to such termination of employment, in any geographic area or territory in which Employer is then engaged in such business. Without limiting the generality of the foregoing, Employee agrees that the solicitation or acceptance of orders outside any such geographic area or territory for shipment or delivery into any such geographic area or territory shall constitute conducting or engaging in business in such geographic area or territory within the meaning of this Section 14. Employee agrees that he or she will not so conduct or engage in any business, either as an individual on his or her own account or as a partner or joint venturer or as an employee, agent, consultant or salesman for any other person or entity, or as an officer or director of a corporation or as a stockholder in a corporation of which Employee or Employee’s spouse or their descendants, parents or siblings shall then own in the aggregate ten percent (10%) or more of any class of stock. Employee agrees that, in the event of a breach of the terms and conditions of this Section 14 by Employee, Employer shall be entitled, if it so elects, to institute and prosecute proceedings, either in law or in equity, against Employee, to obtain damages for any such breach or to enjoin Employee from performing services for any competitor of Employer in violation hereof, or to suspend or terminate any and all benefits which would otherwise be payable to Employee and his or her Beneficiaries under the provisions of this Plan. Notwithstanding the foregoing, nothing contained herein will be deemed to require any Participant to take any action in violation of applicable legal requirements or professional ethical obligations.

Article 15

Miscellaneous

15.0	Any notice which shall or may be given under this Plan or a Plan Agreement shall be in writing and shall be mailed by United States mail, postage prepaid. If notice is to be given to the Company, such notice shall be addressed to

Chaparral Steel Company, 300 Ward Road, Midlothian, Texas 76065-9661, marked for the attention of the Vice President of Human Resources; or, if notice to a Participant, addressed to the address shown on such Participant’s Plan Agreement.

15.1	Any party may change the address to which notices shall be mailed from time to time by giving written notice of such new address.

15.2	This Plan shall be binding upon the Company and each Subsidiary which is an Employer and their respective successors and assigns, and upon a Participant, his or her Beneficiary, assigns, heirs, executors and administrators.

(a)	The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Participant, expressly to assume and agree to perform each Plan Agreement in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. This Plan and any Plan Agreement shall be binding upon and inure to the benefit of the Company and any successor of the Company, including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Company whether by purchase, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed the “Employer” for the purposes of this Plan and any Plan Agreement) but shall not otherwise be assignable, transferable or delegable by the Company.

(b)	This Plan and any Plan Agreement shall inure to the benefit of and be enforceable by the Participant’s Beneficiary, personal or legal representatives, executors, administrators, successors, heirs, distributors and/or legatees.

(c)	In the event of a breach by Employer or a Participant of the terms and provisions of this Plan or a Plan Agreement, the non-breaching party shall be entitled to a decree of specific performance, mandamus or other appropriate remedy to enforce performance of this Plan or Plan Agreement.

15.3	This Plan and each Plan Agreement shall be governed by and construed under the laws of the State of Texas, as in effect at the time of their adoptions and execution, respectively.

15.4	Masculine pronouns wherever used shall include feminine pronouns and the singular shall include the plural.

Article 16

Named Fiduciary and Claims Procedure

16.0	The Named Fiduciary of this Plan for purposes of the claims procedure under this Agreement is the Committee.

16.1	The Employer shall have the right to change the Named Fiduciary created under this Agreement. The Employer shall also have the right to change the address and telephone number of the Named Fiduciary. The Employer shall give the Participant written notice of any change of the Named Fiduciary, or any change in the address and telephone number of the Named Fiduciary.

16.2	Benefits shall be paid in accordance with the provisions of this Agreement. The Participant, or a designated recipient, or any other person claiming through the Participant (hereinafter collectively referred to as the “Claimant”) shall make a written request for the benefits provided under this Agreement. This written claim shall be mailed or delivered to the Named Fiduciary.

16.3	If the claim is denied, either wholly or partially, notice of the decision shall be mailed to the Claimant within a reasonable time period. This time period shall not exceed more than 90 days after the receipt of the claim by the Named Fiduciary.

16.4	The Named Fiduciary shall provide a written notice to every Claimant who is denied a claim for benefits under this Agreement. The notice shall set forth the following information:

(a)	the specific reasons for the denial;

(b)	the specific reference to pertinent plan provisions on which the denial is based;

(c)	a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

(d)	appropriate information and explanation of the claims procedure under this Agreement so to permit the Claimant to submit his or her claim for review.

16.5	The claims procedure under this Plan shall allow the Claimant a reasonable opportunity to appeal a denied claim and to get a full and fair review of that decision from the Named Fiduciary.

(a)	The Claimant shall exercise his right of appeal by submitting a written request for a review of the denied claim to the Named Fiduciary. This written request for review must be submitted to the Named Fiduciary within sixty (60) days after receipt by the Claimant of the written notice of denial.

(b)	The Claimant shall have the following rights under this appeal procedure:

(1)	to request a review upon written application to the Named Fiduciary;

(2)	to review pertinent documents with regard to this Plan;

(3)	the right to submit issues and comments in writing;

(4)	to request an extension of time to make a written submission of issues and comments; and

(5)	to request that a hearing be held to consider Claimant’s appeal.

16.6	The decision on the review of the denied claim shall promptly be made by the Named Fiduciary:

(a)	within sixty (60) days after the receipt of the request for review if no hearing is held; or

(b)	within one hundred and twenty (120) days after the receipt of the request for review, if an extension of time is necessary in order to hold a hearing.

(1)	If an extension of time is necessary in order to hold a hearing, the Named Fiduciary shall give the Claimant written notice of the extension of time and of the hearing. This notice shall be given prior to any extension.

(2)	The written notice of extension shall indicate that an extension of time will occur in order to hold a hearing on Claimant’s appeal. The notice shall also specify the place, date, and time of that hearing and the Claimant’s opportunity to participate in the hearing. It may also include any other information the Named Fiduciary believes may be important or useful to the Claimant in connection with the appeal.

16.7	The decision to hold a hearing to consider the Claimant’s appeal of the denied claim shall be within the sole discretion of the Named Fiduciary, whether or not the Claimant requests such a hearing.

16.8	The Named Fiduciary’s decision on review shall be made in writing and provided to the Claimant within the specified time periods in Section 16.6. This written decision on review shall contain the following information:

(a)	the decision(s);

(b)	the reasons for the decision(s); and

(c)	specific references to this Plan provisions of the Agreement on which the decision(s) is/are based.

Article 17

Adoption of Plan by Subsidiary,

Affiliated or Associated Companies

Any corporation which is a Subsidiary of the Company may, with the approval of the Committee, adopt this Plan and thereby come within the definition of Employer stated in Article 1 hereof.

Article 18

IRC Section 409A—No Material Modification

Nothing in this Plan is intended to, or shall be applied in any manner that would, constitute a “material modification” of this Plan or the TXI FSP with respect to any amounts deferred for the benefit of a Participant pursuant to the TXI FSP in taxable years beginning before January 1, 2005. If any provision of this Plan would cause a “material modification”, as that term is used in Section 885(d)(2)(B) of the American Jobs Creation Act of 2004, Pub. Law 108-357 which has been interpreted by the Internal Revenue Service in Q&A 18 of IRS Notice 2005-1 with respect to that amount, such provision shall be disregarded as if not included in this Plan for purposes of determining the amount deferred for the benefit of the Participant pursuant to the TXI FSP in taxable years beginning before January 1, 2005.

IN WITNESS WHEREOF, Chaparral Steel Company has caused this Plan to be executed by its duly authorized officer as of the date set forth above.

CHAPARRAL STEEL COMPANY

By:
Its:

APPENDIX

Modifications for TXI FSP Plan “A”. This Plan is modified in the following respects with respect to those Transfer Participants who were Participants in the Executive Financial Security Plan (Transition/Current) of Texas Industries, Inc. And Subsidiaries (As amended and restated July 1, 2000), which plan is also sometimes called Plan “A”. References in this Plan and in the following provisions to annexes to this Plan shall be deemed to refer to annexes in substantially the same form as annexes to Plan A with respect to Transfer Participants whose benefits were determined immediately prior to the Effective Date pursuant to the provisions of Plan A.

1. Article 1 is amended by inserting the following definitions which, in the event of a conflict, shall apply in lieu of the definitions of such terms provided in Article 1 of this Plan.

“Retirement” and “Retire” shall mean severance from employment with the Company and its subsidiaries at or after the attainment of sixty-five (65) years of age or with the consent of the Employer, after the attainment of fifty (50) years of age for Participants as defined in subpart (i) of paragraph 3.2 or after the attainment of fifty-five (55) years of age for all other Plan Participants referred to in subpart (ii) of paragraph 3.2..

“Early Retirement Date” shall be the first day of the month following the month in which the Participant attains his or her fiftieth (50th) birthday for Participants as defined in subpart (i) of paragraph 3.2 and his or her fifty-fifth (55th) birthday for all other Plan Participants referred to in subpart (ii) of paragraph 3.2.

2.	Section 2.1 shall read as follows:

As a condition of participation, each Employee offered participation shall complete, execute and return to the Committee in the form provided by the Committee an Election to Participate and a Plan Agreement and comply with such further conditions as may be established by and in the sole discretion of the Committee and by the execution of such documents a Participant shall agree that all amounts deferred thereby shall be irrevocably deferred and that in lieu thereof the Participant shall be entitled solely to the benefits provided under this Plan. Such Election to Participate and Plan Agreement shall be completed and returned to the Committee at the time specified thereby.

3.	Section 2.2 shall be added to read as follows:

If a Participant as defined in subpart (i) of paragraph 3.2 who has been eligible for benefits as set forth in Section 3.2 and 3.5, ceases to qualify as such, as determined by the Committee in its sole discretion, such Participant may continue in this Plan with benefits as set forth in Sections 3.2 and 3.5 as determined with respect to other Plan Participants referred to in subpart (ii) of paragraph 3.2.

4.	Section 3.0 shall read as follows:

If a Participant who has remained an Employee until age sixty-five (65), has Qualified, and then Retires, and if this Plan and the Participant’s Plan Agreement have been kept in force, Employer will pay to such Participant and/or Participant’s Beneficiary the total amount specified in the Plan Agreement as a Retirement Benefit.

Such total amount will be divided into two parts:

(a) Ninety percent (90%) of the total amount specified in the Participant’s Plan Agreement shall be paid as a Retirement Benefit at Participant’s Normal Retirement Date as specified in the Participant’s Plan Agreement. Participant may request receipt in any equal installments desired so long as installments are paid for a period of sixty (60) months or more and such payments on an annual basis do not amount to more than eighty percent (80%) of Participant’s Covered Salary. If Participant dies before receiving the total payments due, such remaining monthly payments will be continued to Participant’s Beneficiary.

(b) Ten percent (10%) of the total amount specified in the Participant’s Plan Agreement shall be paid as a Post- Retirement Death Benefit to Participant’s Beneficiary upon Participant’s death following the retirement of such Participant.

A Participant may irrevocably elect, no later then the twelve (12) months prior to his or her Normal Retirement Date, to receive his or her monthly payment, as specified in this Section 3.0(a), in an actuarially equivalent amount, such amount and duration of payment to be determined by the Committee, in its sole discretion, and such determination shall be conclusive. Such election shall be requested by Participant and approved by the Committee in a newly executed Plan Agreement. The Post Retirement Death Benefit, as specified in this Section 3.0(b) shall be paid upon the death of Participant following the retirement of such Participant.

5.	Section 3.2 shall read as follows:

The Committee, in its sole discretion, may permit a Participant who is Qualified to receive an Early Retirement Benefit commencing at any time after the Participant’s Early Retirement Date, but before his or her attainment of age sixty-five (65). In such event, his or her Early Retirement Benefit shall be (i) with respect to certain Transfer Participants who were TXI officers and executives who were selected by the committee of the TXI FSP Plan A prior to the TXI/Chaparral merger, the Retirement Benefit set forth in the Participant’s Plan Agreement multiplied by a fraction, which shall not exceed one (1), the numerator of which is the number of whole years between the date Participant entered into the TXI FSP (Plan A) in the case of a Transfer Participant who was a participant in such Plan A and his or her Early Retirement Date and the denominator of which is the number of whole years between the date Participant entered into the TXI FSP (Plan A) in the case of a Transfer Participant who was a participant in such Plan A and his or her sixtieth (60th) birthday; and (ii) with respect to all other Plan Participants not included in subpart (i) above, the Retirement Benefit set forth in the Participant’s Plan Agreement multiplied by a fraction, which shall not exceed one (1), the numerator of which is the number of whole years between the date Participant entered into the TXI FSP (Plan A) in the case of a Transfer Participant who was a participant in such Plan A and the date of his or her Early Retirement Date and the denominator of which is the number of whole years between the date Participant entered into the TXI FSP (Plan A) in the case of a Transfer Participant who was a participant in such Plan A and his or her sixty-fifth (65th) birthday. The said amount shall be the only benefit to which such Participant shall be entitled and shall be paid in accordance with Article 3.0 above, except the monthly installments paid as described in 3.0(a) shall not amount to more than eighty percent (80%) of Participant’s Covered Salary if Participant is a Participant as defined in subpart (i) of paragraph 3.2 and such Participant retires at age sixty (60) or later or fifty percent (50%) of such Participant’s Covered Salary or if such Participant as defined in subpart (i) of paragraph 3.2 retires prior to age sixty or if Participant is not included in subpart (i) of paragraph 3.2.

6.	The first paragraph of Section 3.5 shall read as follows:

A Participant who ceases to be a Participant after Qualification but before his or her Retirement Date (other than as a result of early retirement pursuant to Section 3.2 or as a result of death), shall receive a portion of his or her Retirement Benefit upon the earlier of (a) death or (b) attainment of age sixty-five (65). Said portion shall be (i) with respect to Participants referred to in subpart (i) of paragraph 3.2, the amount of the Retirement Benefit set forth in his or her Plan Agreement multiplied by a fraction, which shall not exceed one (1), the numerator of which is the number of whole years between the date Participant entered into the TXI FSP (Plan A) in the case of a Transfer Participant who was a participant in such Plan A and the date Employee ceases to be a Participant as aforesaid and the denominator of which is the number of whole years between the date Participant enters into the TXI FSP (Plan A) in the case of a Transfer Participant who was a participant in such Plan A and his or her sixtieth (60th) birthday; and (ii) with respect to all other Plan Participants referred to in subpart (ii) of paragraph 3.2, the Retirement Benefit set forth in his or her Plan Agreement multiplied by a fraction, which shall not exceed one (1), the numerator of which is the number of whole years between the date Participant entered into the TXI FSP (Plan A) in the case of a Transfer Participant who was a participant in such Plan A and the date Employee ceases to be a Participant as aforesaid and the denominator of which is the number of whole years between the date Participant enters into the TXI FSP (Plan A) in the case of a Transfer Participant who was a participant in such Plan A and his or her sixty-fifth (65th) birthday. The said prorated amount shall be the only benefit to which such Participant shall be entitled and shall be paid in accordance with Article 3.0 above, except the monthly installments paid as described in 3.0(a) shall not amount to more than fifty percent (50%) of Participant’s Covered Salary

7.	Section 5.3 shall read as follows:

If a Participant, while disabled, attains age sixty (60) and has Qualified, the Early Retirement Benefit provided in Article 3 shall be paid in accordance with the provisions of that Article.

Modifications for TXI FSP Plan “B”. This Plan is modified in the following respects with respect to those Transfer Participants who were Participants in the Executive Financial Security Plan (Transition/New) of Texas Industries, Inc. And Subsidiaries (As amended and restated July 1, 2000), which plan is also sometimes called Plan “B”. References in this Plan and in the following provisions to annexes to this Plan shall be deemed to refer to annexes in substantially the same form as annexes to Plan B with respect to Transfer Participants whose benefits were determined immediately prior to the Effective Date pursuant to the provisions of Plan B.

1. Article 1 is amended by inserting the following definitions which, in the event of a conflict, shall apply in lieu of the definitions of such terms provided in Article 1 of this Plan.

“Retirement” and “Retire” shall mean severance from employment with the Company and its subsidiaries at or after the attainment of sixty-five (65) years of age or with the consent of the Employer, after the attainment of fifty (50) years of age for Participants as defined in subpart (i) of paragraph 3.2 or after the attainment of fifty-five (55) years of age for all other Plan Participants referred to in subpart (ii) of paragraph 3.2.

“Early Retirement Date” shall be the first day of the month following the month in which the Participant attains his or her fiftieth (50th) birthday for Participants as defined in subpart (i) of paragraph 3.2 and his or her fifty-fifth (55th) birthday for all other Plan Participants referred to in subpart (ii) of paragraph 3.2.

2.	Section 2.1 shall read as follows:

As a condition of participation, each Employee offered participation shall complete, execute and return to the Committee in the form provided by the Committee and Election to Participate and a Plan Agreement and comply with such further conditions as may be established by and in the sole discretion of the Committee and by the execution of such documents a Participant shall agree that all amounts deferred thereby shall be irrevocably deferred and that in lieu thereof the Participant shall be entitled solely to the benefits provided under this Plan. Such Election to Participate and Plan Agreement shall be completed and returned to the Committee at the time specified thereby.

3.	Section 2.2 shall be added to read as follows:

If a Participant as defined in subpart (i) of paragraph 3.2 who has been eligible for benefits as set forth in Section 3.2 and 3.5, ceases to qualify as such, as determined by the Committee in its sole discretion, such Participant may continue in this Plan with benefits as set forth in Sections 3.2 and 3.5 as determined with respect to other Plan Participants referred to in subpart (ii) of paragraph 3.2.

4.	Subsections (a) and (b) of Section 3.0 shall read as follows:

(a) Part A shall be designated as the annual Retirement Benefit and will be paid in equal monthly installments as specified in the Participant’s Plan Agreement. Such benefit shall commence effective on the first day of the month following such Retirement and continue for the life of Participant. If Participant shall die before receiving one hundred and eighty (180) monthly payments, said Retirement Benefit shall continue to be paid to Participant’s Beneficiary until a total of one hundred and eighty (180) installments, including those paid to Participant, have been paid.

(b) Part B shall be designated as the Post Retirement Death Benefit, as set forth in Participant’s Plan Agreement, and will be paid to Participant’s Beneficiary upon the death of Participant.

5.	Section 3.2 shall read as follows:

The Committee, in its sole discretion, may permit a Participant who is Qualified to receive an Early Retirement Benefit commencing at any time after the Participant’s Early Retirement Date, but before his or her attainment of age sixty-five (65). In such event, his or her Early Retirement Benefit shall be (i) with respect to certain Transfer Participants who were TXI officers and executives who were selected by the committee of the TXI FSP Plan B prior to the TXI/Chaparral merger, the Part A Retirement Benefit set forth in the Participant’s Plan Agreement multiplied by a fraction, which shall not exceed one (1), the numerator of which is the number of whole years between the date Participant entered into the TXI FSP (Plan B) in the case of a Transfer Participant who was a participant in such Plan B and his or her Early Retirement Date and the denominator of which is the number of whole years between the date Participant entered into the TXI FSP (Plan B) in the case of a Transfer Participant who was a participant in such Plan B and his or her sixtieth (60th) birthday; and (ii) with respect to all other Plan Participants not included in subpart (i) above, the Part A annual Retirement Benefit set forth in Participant’s Plan Agreement multiplied by fraction, which shall not exceed one (1), the numerator of which is the number of whole years between the date Participant entered into the TXI FSP (Plan B) in the case of a Transfer Participant who was a participant in such Plan B and the date of his or her Early Retirement Date and the denominator of which is the number of whole years between the date Participant entered into the TXI FSP (Plan B) in the case of a Transfer Participant who was a participant in such Plan B and his or her sixty-fifth (65th) birthday. The said amount shall be the only benefit to which such Participant shall be entitled prior to his or her death and shall be paid in accordance with Section 3.0 (a) above. Part B, the Post Retirement Death Benefit, shall be calculated in accordance with the formula as stated in this Section 3.2 and paid to Participant’s Beneficiary at the time of Participant’s death.

6.	The first paragraph of Section 3.5 shall read as follows:

A Participant who ceases to be a Participant after Qualification but before his or her Retirement Date (other than as a result of early retirement pursuant to Section 3.2 or as a result of death), shall receive a deferred termination benefit which will be a portion of his or her Retirement Benefit upon the earlier of (a) death or (b) attainment of age sixty-five (65). Said portion shall be the amount of the Part A and Part B Retirement Benefit set forth in his or her Plan Agreement multiplied by a fraction, which shall not exceed one (1), the numerator of which is the number of whole years between the date Participant entered into the TXI FSP (Plan B) in the case of a Transfer Participant who was a participant in such Plan B and the date Employee ceases to be a Participant as aforesaid and the denominator of which is (i) with respect to certain participants who were selected prior to the TXI/Chaparral merger, the number of whole years between the date

Participant enters into the TXI FSP (Plan B) in the case of a Transfer Participant who was a participant in such Plan B and his or her sixtieth (60th) birthday and (ii) with respect to all other Plan Participants, the number of whole years between the date Participant enters into the TXI FSP (Plan B) in the case of a Transfer Participant who was a participant in such Plan B and his or her sixty-fifth (65th) birthday. The said reduced amount shall be the only benefit to which such Participant shall be entitled and shall be paid in accordance with Section 3.0, above, if Participant lives to his or her sixty-fifth (65th) birthday. If Participant should die before attaining his or her sixty-fifth (65th) birthday, said prorated Part B Post Retirement Death Benefit shall be paid to Participant’s Beneficiary upon the death of Participant and said prorated Part A Retirement shall commence upon death of Participant and be paid to Participant’s Beneficiary for one hundred and eighty (180) months.

7.	Section 5.3 shall read as follows:

If a Participant, while disabled, attains age sixty (60) and has Qualified, the Early Retirement Benefit provided in Article 3 shall be paid in accordance with the provisions of that Article.

Modifications for TXI FSP Plan “D”. This Plan is modified in the following respects with respect to those Transfer Participants who were Participants in the Executive Financial Security Plan (formerly Chaparral Steel Company Optional Financial Security Plan/Current) of Texas Industries, Inc. And Subsidiaries (As amended and restated effective July 1, 2000), which plan is also sometimes called Plan “D”. References in this Plan and in the following provisions to annexes to this Plan shall be deemed to refer to annexes in substantially the same form as annexes to Plan D with respect to Transfer Participants whose benefits were determined immediately prior to the Effective Date pursuant to the provisions of Plan D.

1. Article 1 is amended by inserting the following definitions which, in the event of a conflict, shall apply in lieu of the definitions of such terms provided in Article 1 of this Plan.

“Retirement” and “Retire” shall mean severance from employment with Employer at or after the attainment of sixty-five (65) years of age after having Qualified, or with the consent of Employer after having Qualified any day prior to Normal Retirement Date.

“Early Retirement Date” shall be, with the approval of the Committee, any day prior to Normal Retirement Date following the month in which the Participant has Qualified.

2.	Section 3.2 shall read as follows:

The Committee, in its sole discretion, may permit a Participant who is Qualified to receive an Early Retirement Benefit commencing at any time after the Participant’s Early Retirement Date, but before his or her attainment of age sixty-five (65). In such event, his or her Early Retirement Benefit shall be the Part A Retirement Benefit set forth in the Participant’s Plan Agreement multiplied by a fraction, which shall not exceed one (1), the numerator of which is the number of whole years between the date Participant entered into the employ of the company (as that term is defined in the TXI FSP Plan D) and his or her Early Retirement Date and the denominator of which is the number of whole years between the date Participant entered into the employ of the company (as that term is defined in the TXI FSP Plan D) and his or her sixty-fifth (65th) birthday. The said amount shall be the only benefit to which such Participant shall be entitled prior to his or her death and shall be paid in accordance with Section 3.0 (a) above. Part B, the Post Retirement Death Benefit, shall be calculated in accordance with the formula as stated in this Section 3.2 and paid to Participant’s Beneficiary at the time of Participant’s death.

3.	Section 3.4 shall read as follows:

An Employee who ceases to be a Participant prior to Qualification as a result of involuntary termination shall receive a Termination Benefit in the amount of sixty four (64%) percent of his or her total deferrals.

An Employee who ceases to be a Participant before Qualification, except as a result of Death, Retirement, or total disability within the meaning of Section 5, shall be entitled to no benefit and Employer shall have no other obligation to such Participant, except in the case of involuntary termination as described above or as set forth in Section 8.

4.	The first paragraph of Section 3.5 shall read as follows:

A Participant who ceases to be a Participant after Qualification but before his or her Retirement Date (other than as a result of early retirement pursuant to Section 3.2 or as a result of death), shall receive a deferred termination benefit which will be a portion of his or her Retirement Benefit upon the earlier of (a) death or (b) attainment of age sixty-five (65). Said portion shall be the amount of the Part A and Part B Retirement Benefit set forth in his or her Plan Agreement multiplied by a fraction, which shall not exceed one (1), the numerator of which is the number of whole years between the date Participant entered into the employ of the Company and the date Employee ceases to be a Participant as aforesaid and the denominator of which is the number of whole years between the date Participant entered into the employ of the Company and his or her sixty-fifth (65th) birthday. The said reduced amount shall be the only benefit to which such Participant shall be entitled and shall be paid in accordance with Section 3.0, above, if Participant lives to his or her sixty-fifth (65th) birthday. If Participant should die before attaining his or her sixty-fifth (65th) birthday, said prorated Part B Post Retirement Death Benefit shall be paid to Participant’s Beneficiary upon the death of Participant and said prorated Part A Retirement shall commence upon death of Participant and be paid to Participant’s Beneficiary for one hundred and eighty (180) months.

5.	Section 4.6 shall be added to read as follows:

If a Participant is authorized to take a leave of absence from employment, the Participant shall be required to make payments to the Employer in order to maintain the Plan Agreement in force.

6.	Section 5.0(c) shall read as follows:

(c) the Participant’s Deferrals as set forth in Article 4 are continued during the first six (6) months of the disability, unless such disability is determined to be temporary disability.

A Participant who is temporarily disabled will be required to make such payments at such time and in such manner as the Employer shall provide. Such required monthly payments shall be an amount proportional to the amount of the monthly contribution that is being paid under such disability as was the proportion prior to the disability.

7.	Section 5.4 shall read as follows:

The determination of what constitutes total or temporary disability and recovery therefrom for purposes of this Article shall be made by the Committee, in its sole discretion, and such determination shall be conclusive.

ANNEX I

CHAPARRAL STEEL COMPANY

FINANCIAL SECURITY PLAN

Election to Participate

TO: Chaparral Steel Company

I acknowledge that I have received a copy of the Plan, as adopted effective July 21, 2005, and that I am familiar with the provisions of the Plan. I elect to be a Participant according to the Plan provisions.

Please defer $             per              of my Covered Salary for the next succeeding calendar year, as applicable, and each year after that.

I understand that these elections apply to all Covered Salary earned by me from                              Employer from and all future years of my participation in the Plan until revoked by me by written request. I understand that any such revocation is not effective for the calendar year in which it is made and that such elections are irrevocable for any calendar year (or portion thereof) to which they apply.

I also understand that, in executing this Election to Participate, I agree to be bound by the terms and conditions of the Plan and agree that such terms and conditions are binding upon my Beneficiary, distributee, and personal representative.

Participant:

Signature

Type or print name

Date:

Chaparral Steel Company

By:

ANNEX II

CHAPARRAL STEEL COMPANY

FINANCIAL SECURITY PLAN

Plan Agreement

The undersigned Employee acknowledges that, as an Employee of the Employer, he or she has been offered an opportunity to participate in the Financial Security Plan (the “Plan”) described in the attached document (all capitalized terms herein shall have the same meaning as set forth in the Plan, unless otherwise expressly provided in this Agreement) and subject to the terms and conditions stated therein, and that Employee has elected one of the two alternatives set forth below as indicated by the space checked:

To participate in the Plan.

Not to participate in the Plan.

Covered Salary, benefits, and payments to the cost of Death Benefits are agreed to be as follows:

1.	Covered Salary: $ per month.

This represents     % of base earnings eligible for coverage at the date of application for this coverage.

2.	Retirement Benefit at Normal Retirement Date (Article 3):

(a)	Retirement at Normal Retirement Date, as specified by Section 3.0 of the Plan:

Part A (45%): annual Retirement Benefit at Normal Retirement Date:

$             per month for life or one hundred and eighty (180) months certain.

Part B (25%): Post Retirement Death Benefit: $

(b)	Early Retirement Benefit: Reduced amounts to be determined and paid as specified by Section 3.2 of the Plan.

(c)	Termination Benefit: Amounts to be determined and paid as specified in the Section 3.5 and Article 8 of the Plan.

(d)	Retirement before or after age 65: Amounts to be determined by the Committee in accordance with Sections 3.2 and 3.1 of the Plan.

3.	Death Benefit (Article 4):

The greater of

(a)	One hundred (100%) of Covered Salary: $ per month for the first 12 months after death, plus

(b)	Fifty percent (50%) of Covered Salary: $ per month for the next 108 months or until Participant would have attained age 65, whichever is later.

or

The amount due pursuant to the provisions of Section [3.2].

4.	Disability Benefit (total disability before age 65) included. If the Disability Benefit is not included, all provisions of the Plan relating to disability are waived.

5.	Participant’s salary deferral with respect to DEATH BENEFIT under the Article 4 of the Plan:

$             per month

Participant hereby authorizes Employer to reduce his or her monthly compensation by the deferral amount specified in the immediately preceding sentence, commencing                     , and continuing thereafter until no longer required by the terms of the Plan or by the Committee.

Participant hereby agrees, in the event that Participant is on an authorized leave of absence or disabled, to make payments to Employer of said amounts as provided in Article 4 and Section 5.1 of the Plan.

Participant further acknowledges that any rights Participant or any Beneficiary has shall be solely those of an unsecured-creditor of Employer. If Employer shall purchase an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, then, except as otherwise expressly provided, such policy or other assets shall not be deemed to be held under any trust for the benefit of the Participant or his or her Beneficiary or to be collateral security for the performance of the obligations of Employer, but shall be, and remain, a general, unpledged, unrestricted asset of Employer.

Participant further acknowledges that neither Employer, officers, employees nor agents have any responsibility whatsoever for any changes made by Participant in other personal plans or programs as a result of Participant’s decision to participate or not to participate in the Plan, and they are fully released to such extent. Participant further understands that the Plan may be terminated at any time, in the sole discretion of Employer, without any obligation of any nature whatsoever by Employer, except that a Participant or Beneficiary of a Participant shall have those rights provided for in the Articles 3, 4, 5 and 8 of said Plan to the extent that such may be applicable to Participant at the time of such termination.

Participant understands and further acknowledges that if employment is terminated with the above named Employer or participation is terminated in the Plan by terminating this Plan Agreement prior to Retirement, except as provided in Articles 3, 4, 5 and 8 of the Plan, Participant will forfeit the right to receive any benefits under the Plan and that all payments that Participant has made under the Plan (in accordance with Article 4 thereof) will be forfeited.

IN WITNESS WHEREOF, Employer, and Employee have executed this Plan Agreement as of                                          .

EMPLOYER:

By:
Title:

EMPLOYEE:

Effective Date for purposes of computations in Section 3.2 and 3.5 .	(Signature)
(Type or print name under signature.)

(Address of insured)

ANNEX II-A1

CHAPARRAL STEEL COMPANY

FINANCIAL SECURITY PLAN

Plan Agreement

The undersigned Employee acknowledges that, as an Employee of the Employer, he or she has been offered an opportunity to participate in the Financial Security Plan (the “Plan”) described in the attached document (all capitalized terms herein shall have the same meaning as set forth in the Plan, unless otherwise expressly provided in this Agreement) and subject to the terms and conditions stated therein, and that Employee has elected one of the two alternatives set forth below as indicated by the space checked:

To participate in the Plan.

Not to participate in the Plan.

Covered Salary, benefits, and payments to the cost of Death Benefits are agreed to be as follows:

1.	Covered Salary: $ per month.

This represents     % of base earnings eligible for coverage at the date of application for this coverage.

2.	Retirement Benefit at Normal Retirement Date (Article 3):

(a)	Total Retirement to begin at Normal Retirement Date, as specified by Section 3.0 of the Plan: $ total benefit.

Retirement Benefit (90% of total) $             to be paid as follows:*

    TO BE DETERMINED*

____________________________________________________________________________________

____________________________________________________________________________________

Post Retirement Death Benefit (10% of total) $             to be paid as follows:

    LUMP SUM

____________________________________________________________________________________

____________________________________________________________________________________

*	Paid over 60 or more months and with a maximum of 80% of Covered Salary.
[1]	For use only by Transfer Participants who were Participants in the TXI FSP (Plan A) immediately prior to the Effective Date.

(b)	Early Retirement Benefit: Reduced amounts to be determined and paid as specified by Section 3.2 of the Plan.

(c)	Termination Benefit: Amounts to be determined and paid as specified in the Section 3.5 and Article 8 of the Plan.

(d)	Retirement before or after age 65: Amounts to be determined by the Committee in accordance with Sections 3.2 and 3.1 of the Plan.

4.	Death Benefit (Article 4):

The greater of

(a)	One hundred (100%) of Covered Salary: $ per month for the first 12 months after death, plus

(b)	Fifty percent (50%) of Covered Salary: $ per month for the next 108 months or until Participant would have attained age 65, whichever is later.

or

The amount due pursuant to the provisions of Section [3.2].

4.	Disability Benefit (total disability before age 65) included. If the Disability Benefit is not included, all provisions of the Plan relating to disability are waived.

5.	Participant’s salary deferral with respect to DEATH BENEFIT under the Article 4 of the Plan:

$             per month

Participant hereby authorizes Employer to reduce his or her monthly compensation by the deferral amount specified in the immediately preceding sentence, commencing                     , and continuing thereafter until no longer required by the terms of the Plan or by the Committee.

Participant hereby agrees, in the event that Participant is on an authorized leave of absence or disabled, to make payments to Employer of said amounts as provided in Article 4 and Section 5.1 of the Plan.

Participant further acknowledges that any rights Participant or any Beneficiary has shall be solely those of an unsecured-creditor of Employer. If Employer shall purchase an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, then, except as otherwise expressly provided, such policy or other assets shall not be deemed to be held under any trust for the benefit of the Participant or his or her Beneficiary or to be collateral security for the performance of the obligations of Employer, but shall be, and remain, a general, unpledged, unrestricted asset of Employer.

Participant further acknowledges that neither Employer, officers, employees nor agents have any responsibility whatsoever for any changes made by Participant in other personal plans or programs as a result of Participant’s decision to participate or not to participate in the Plan, and they are fully released to such extent. Participant further understands that the Plan may be terminated at any time, in the sole discretion of Employer, without any obligation of any nature whatsoever by Employer, except that a Participant or Beneficiary of a Participant shall have those rights provided for in the Articles 3, 4, 5, and 8 of said Plan to the extent that such may be applicable to Participant at the time of such termination.

Participant understands and further acknowledges that if employment is terminated with the above named Employer or participation is terminated in the Plan by terminating this Plan Agreement prior to Retirement, except as provided in Articles 3, 4, 5, 8, and 10 of the Plan, Participant will forfeit the right to receive any benefits under the Plan and that all payments that Participant has made under the Plan (in accordance with Article 4 thereof) will be forfeited.

IN WITNESS WHEREOF, Employer, and Employee have executed this Plan Agreement as of                                          .

EMPLOYER:

By:
Title:

EMPLOYEE:

Original Entry Date for purposes of computations in Section 3.2 and 3.5 .	(Signature)
(Type or print name under signature.)

(Address of insured)

ANNEX II-B2

CHAPARRAL STEEL COMPANY

FINANCIAL SECURITY PLAN

Plan Agreement

The undersigned Employee acknowledges that, as an Employee of the Employer, he or she has been offered an opportunity to participate in the Financial Security Plan (the “Plan”) described in the attached document (all capitalized terms herein shall have the same meaning as set forth in the Plan, unless otherwise expressly provided in this Agreement) and subject to the terms and conditions stated therein, and that Employee has elected one of the two alternatives set forth below as indicated by the space checked:

To participate in the Plan.

Not to participate in the Plan.

Covered Salary, benefits, and payments to the cost of Death Benefits are agreed to be as follows:

1.	Covered Salary: $ per month.

This represents     % of base earnings eligible for coverage at the date of application for this coverage.

2.	Retirement Benefit at Normal Retirement Date (Article 3):

(a)	Retirement at Normal Retirement Date, as specified by Section 3.0 of the Plan:

Part A: annual Retirement Benefit at Normal Retirement Date:

$             per month for life or one hundred and eighty (180) months certain.

Part B: Post Retirement Death Benefit: $

(b)	Early Retirement Benefit: Reduced amounts to be determined and paid as specified by Section 3.2 of the Plan.

(c)	Termination Benefit: Amounts to be determined and paid as specified in the Section 3.5 and Article 8 of the Plan.

[2]	For use only by Transfer Participants who were Participants in the TXI FSP (Plan B) immediately prior to the Effective Date.

(d)	Retirement before or after age 65: Amounts to be determined by the Committee in accordance with Sections 3.2 and 3.1 of the Plan.

5.	Death Benefit (Article 4):

The greater of

(a)	One hundred (100%) of Covered Salary: $ per month for the first 12 months after death, plus

(b)	Fifty percent (50%) of Covered Salary: $ per month for the next 108 months or until Participant would have attained age 65, whichever is later.

or

The amount due pursuant to the provisions of Section [3.2].

4.	Disability Benefit (total disability before age 65) included. If the Disability Benefit is not included, all provisions of the Plan relating to disability are waived.

5.	Participant’s salary deferral with respect to DEATH BENEFIT under the Article 4 of the Plan:

$             per month

Participant hereby authorizes Employer to reduce his or her monthly compensation by the deferral amount specified in the immediately preceding sentence, commencing                     , and continuing thereafter until no longer required by the terms of the Plan or by the Committee.

Participant hereby agrees, in the event that Participant is on an authorized leave of absence or disabled, to make payments to Employer of said amounts as provided in Article 4 and Section 5.1 of the Plan.

Participant further acknowledges that any rights Participant or any Beneficiary has shall be solely those of an unsecured-creditor of Employer. If Employer shall purchase an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, then, except as otherwise expressly provided, such policy or other assets shall not be deemed to be held under any trust for the benefit of the Participant or his or her Beneficiary or to be collateral security for the performance of the obligations of Employer, but shall be, and remain, a general, unpledged, unrestricted asset of Employer.

Participant further acknowledges that neither Employer, officers, employees nor agents have any responsibility whatsoever for any changes made by Participant in other personal plans or programs as a result of Participant’s decision to participate or not to participate in the Plan, and they are fully released to such extent. Participant further understands that the Plan may be terminated at any time, in the sole discretion of Employer, without any obligation of any nature whatsoever by Employer, except that a Participant or Beneficiary of a Participant shall have those rights provided for in the Articles 3, 4, 5 and 8 of said Plan to the extent that such may be applicable to Participant at the time of such termination.

Participant understands and further acknowledges that if employment is terminated with the above named Employer or participation is terminated in the Plan by terminating this Plan Agreement prior to Retirement, except as provided in Articles 3, 4, 5, 8, and 10 of the Plan, Participant will forfeit the right to receive any benefits under the Plan and that all payments that Participant has made under the Plan (in accordance with Article 4 thereof) will be forfeited.

IN WITNESS WHEREOF, Employer, and Employee have executed this Plan Agreement as of                                          .

EMPLOYER:

By:
Title:

EMPLOYEE:
Original Entry Date for purposes of computations in Section 3.2 and 3.5 .	(Signature)
(Type or print name under signature.)

(Address of insured)

ANNEX II-D3

CHAPARRAL STEEL COMPANY

FINANCIAL SECURITY PLAN

Plan Agreement

The undersigned Employee acknowledges that, as an Employee of the Employer, he or she has been offered an opportunity to participate in the Financial Security Plan (the “Plan”) described in the attached document (all capitalized terms herein shall have the same meaning as set forth in the Plan, unless otherwise expressly provided in this Agreement) and subject to the terms and conditions stated therein, and that Employee has elected one of the two alternatives set forth below as indicated by the space checked:

To participate in the Plan.

Not to participate in the Plan.

Covered Salary, benefits, and payments to the cost of Death Benefits are agreed to be as follows:

1.	Covered Salary: $ per month.

This represents     % of base earnings eligible for coverage at the date of application for this coverage.

2.	Retirement Benefit at Normal Retirement Date (Article 3):

(a)	Retirement at Normal Retirement Date, as specified by Section 3.0 of the Plan:

Part A (45%): annual Retirement Benefit at Normal Retirement Date:

$             per month for life or one hundred and eighty (180) months certain.

Part B (25%): Post Retirement Death Benefit: $

(b)	Early Retirement Benefit: Reduced amounts to be determined and paid as specified by Section 3.2 of the Plan.

(c)	Termination Benefit: Amounts to be determined and paid as specified in the Section 3.5 and Article 8 of the Plan.

[3]	For use only by Transfer Participants who were Participants in the TXI FSP (Plan D) immediately prior to the Effective Date.

(d)	Retirement before or after age 65: Amounts to be determined by the Committee in accordance with Sections 3.2 and 3.1 of the Plan.

6.	Death Benefit (Article 4):

The greater of

(a)	One hundred (100%) of Covered Salary: $ per month for the first 12 months after death, plus

(b)	Fifty percent (50%) of Covered Salary: $ per month for the next 108 months or until Participant would have attained age 65, whichever is later.

or

The amount due pursuant to the provisions of Section [3.2].

4.	Disability Benefit (total disability before age 65) included. If the Disability Benefit is not included, all provisions of the Plan relating to disability are waived.

5.	Participant’s salary deferral with respect to DEATH BENEFIT under the Article 4 of the Plan:

$             per month

Participant hereby authorizes Employer to reduce his or her monthly compensation by the deferral amount specified in the immediately preceding sentence, commencing                     , and continuing thereafter until no longer required by the terms of the Plan or by the Committee.

Participant hereby agrees, in the event that Participant is on an authorized leave of absence or disabled, to make payments to Employer of said amounts as provided in Article 4 and Section 5.1 of the Plan.

Participant further acknowledges that any rights Participant or any Beneficiary has shall be solely those of an unsecured-creditor of Employer. If Employer shall purchase an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, then, except as otherwise expressly provided, such policy or other assets shall not be deemed to be held under any trust for the benefit of the Participant or his or her Beneficiary or to be collateral security for the performance of the obligations of Employer, but shall be, and remain, a general, unpledged, unrestricted asset of Employer.

Participant further acknowledges that neither Employer, officers, employees nor agents have any responsibility whatsoever for any changes made by Participant in other personal plans or programs as a result of Participant’s decision to participate or not to participate in the Plan, and they are fully released to such extent. Participant further understands that the Plan may be terminated at any time, in the sole discretion of Employer, without any obligation of any nature whatsoever by Employer, except that a Participant or Beneficiary of a Participant shall have those rights provided for in the Articles 3, 4, 5 and 8 of said Plan to the extent that such may be applicable to Participant at the time of such termination.

Participant understands and further acknowledges that if employment is terminated with the above named Employer or participation is terminated in the Plan by terminating this Plan Agreement prior to Retirement, except as provided in Articles 3, 4, 5, 8, and 10 of the Plan, Participant will forfeit the right to receive any benefits under the Plan and that all payments that Participant has made under the Plan (in accordance with Article 4 thereof) will be forfeited.

IN WITNESS WHEREOF, Employer, and Employee have executed this Plan Agreement as of                                          .

EMPLOYER:

By:
Title:

EMPLOYEE:
Effective Date of hire for purposes of computations in Section 3.2 and 3.5 .	(Signature)
(Type or print name under signature.)

(Address of insured)

ANNEX III

CHAPARRAL STEEL COMPANY

FINANCIAL SECURITY PLAN

Beneficiary Designation

1.	Participant: .

2.	Scope:

This Beneficiary Designation applies to all benefits of the Plan to which the above-named Participant has the right to name the beneficiary.

3.	COUNSEL:

THE DESIGNATION OF A BENEFICIARY OR BENEFICIARIES IN SECTIONS “PRE-RETIREMENT DEATH BENEFIT”, “DEFERRED CONTRIBUTION”, AND “LEAVE OF ABSENCE” BELOW MAY HAVE SIGNIFICANT ESTATE AND GIFT TAX CONSEQUENCES TO THE PARTICIPANT. ACCORDINGLY, THE PARTICIPANT SHOULD SEEK THE ADVICE OF PROFESSIONAL COUNSEL WHO IS FAMILIAR WITH THE ESTATE AND GIFT TAX ASPECTS OF NONQUALIFIED RETIREMENT AND SALARY CONTINUATION PLANS BEFORE COMPLETING THIS FORM.

4.	Identification of Beneficiaries:

A.	Primary Beneficiary:

___________________________________________________________________________

B.	Secondary Beneficiary:

___________________________________________________________________________

5.	Spousal Consent: (only complete if spouse is not primary Beneficiary)

If you are married (or deemed to be married under state common law), your spouse must complete this section of the form unless you have named your spouse as your sole (100%) primary Beneficiary.

I, the undersigned spouse, am married (or deemed under applicable state law to be married) to                              (“Participant”). I hereby consent to Participant’s designation of primary Beneficiary(ies) as set forth above.

I hereby represent that I have read and understand this form and, further, that I understand that the effect of my consent is that I will not receive from the Plan the benefits which I otherwise could have received upon Participant’s death.

Spouse’s Signature	Date

Spouse’s Printed Name

(Spousal	Consent, if applicable, must be notarized.)

State of:                      County of:

The person whose signature is set forth above as spouse appeared before me this day and completed or affirmed such signature in my presence as his or her free and voluntary act given under my hand and notarial seal this                      day of                     , 20    .

Notary Public’s Printed Name

Notary Public’s Signature	Notary Public’s Address

Commission Expires

6.	Methods of Payment (Check One):

Alternative 1.

Beneficiary shall mean the Primary Beneficiary if such Primary Beneficiary survives Participant, and shall mean the Primary Beneficiary’s estate if such Primary Beneficiary survives Participant but thereafter dies. The term Beneficiary shall mean the Secondary Beneficiary if the Primary Beneficiary fails to survive Participant, and shall mean the estate of the Secondary Beneficiary when the Secondary Beneficiary thereafter dies. If both the Primary and Secondary Beneficiaries fail to survive Participant, the term Beneficiary shall mean the estate of the Participant.

Alternative 2.

Beneficiary shall mean the Primary Beneficiary if such Primary Beneficiary survives Participant, and shall mean the Secondary Beneficiary if either the Primary Beneficiary fails to survive Participant or the Primary Beneficiary survives Participant but thereafter dies. If both the Primary and Secondary Beneficiaries fail to survive Participant, the term Beneficiary shall mean the estate of the Participant.

Alternative 3.

____________________________________________________________________________________

____________________________________________________________________________________

____________________________________________________________________________________

7.	Survivorship (Check One):

Alternative 1.

For purposes of this Beneficiary Designation, no person shall be deemed to have survived the Participant if that person dies within thirty (30) days of the Participant.

Alternative 2.

If the Participant and the spouse die under circumstances such that there is insufficient evidence to determine the order of their deaths or if the spouse outlives the Participant for any time whatsoever, the spouse shall be deemed to have survived the Participant. For all other purposes of this Beneficiary Designation, no person shall be deemed to have survived the Participant if that person dies within thirty (30) days of the death of the Participant.

8.	Duration.

This Beneficiary Designation is effective until the Participant files another such Designation with the Company. Any previous Beneficiary Designations are hereby revoked.

9.	Execution.

Date:                                          Participant:

Witness:

10.	Approval.

This Beneficiary Designation is acknowledged and approved this                      day of                         , 20     and shall be effective as of the date executed by the Participant above.

Chaparral Steel Company

By: